EXHIBIT 99
DEARBORN BANCORP REPORTS THIRD QUARTER LOSS
     DEARBORN, Michigan, October 16, 2007 ... Dearborn Bancorp, Inc. (Nasdaq: DEAR), the Holding Company for Fidelity Bank, today reported a net loss of $855,000 or $0.10 per fully diluted common share for the three months ended September 30, 2007. During the same quarter of 2006, the Company reported net income of $1,565,000 or $0.25 per diluted share.
     For the first three quarters of the year, the Company’s net income was $2,768,000 or $0.31 per diluted share. One year earlier, earnings for the same nine months were $5,567,000 or $0.89 per diluted share.
     During the previous 12 months, the Company’s total assets increased 33.5 percent to $1,051,958,000 while total deposits went up 32.3 percent to $861,534,000. During the same period, total loans grew by 27.6 percent and stood at $945,622,000 at the end of the Third Quarter. Much of the Company’s growth during 2007 is attributable to the acquisition of Fidelity Financial Corporation in January of this year.
     Shareholders’ equity at the end of September was $139,524,000. During the Third Quarter, the Company continued to be well capitalized with average equity to average total assets at 13.60 percent. Additionally, 527,300 common shares have been purchased in the open market and retired under the Company’s Stock Repurchase Plans so far in 2007.
     Michael J. Ross, President and Chief Executive Officer of both the Holding Company and the Bank, issued his organization’s earnings report and commented, “Michigan’s one-state recession, coupled with a collapse of the residential real estate market in Southeastern Michigan, has caused us to provide more than $4 million for loan losses and write down the value of real estate owned by almost $500,000 during this past quarter. Unlike many banks, we have no exposure to sub-prime residential mortgages or securities backed by these troubled loans. However, we have had a number of relationships with well-established homebuilders and land developers who have encountered severe problems as the market for new homes has almost evaporated. Many of these customers have been unable to sell their completed homes or improved lots. In some cases, we have had to repossess our collateral. Although all of our loans were well collateralized when they were made and our loan-to-value ratios were conservative, the current market value of our collateral has fallen dramatically. Often, today’s values are less than the amounts that we lent.”
     Ross went on, “As we evaluated the real estate market and the financial positions of some of our customers, it became apparent that any meaningful improvement was unlikely in the foreseeable future. Under these circumstances, our Board of Directors decided that we should take specific charges for some loans that are still on our books and write down certain repossessed real estate owned to reflect current market values.”

     Ross concluded, “It is important to put the magnitude of this problem into perspective. Our non-performing assets, including real estate owned, are only slightly more than $23 million or 2.22 percent of total assets. Moreover, our net charge-offs during the quarter were only 0.39 percent of average loans. These ratios compare very favorably with the situation at many of our peer institutions. They also indicate that we avoided excessive concentration of our loan portfolio in a single market segment. While it is impossible to predict the future, we believe that we have realistically judged the market and conservatively recognized our potential losses.”
     The Company’s net interest margin during the Third Quarter was 3.48 percent, the lowest recorded in recent years. This was primarily the consequence of the continued narrow spread between short-term and long-term interest rates. It also reflects the fact that most of the Company’s non-performing assets are in a non-accrual status, which negatively influences interest income. Non-interest income was also well below previous quarters but this was because write-downs in the value of repossessed real estate owned are reflected in this figure.
     Dearborn Bancorp, Inc., is a registered bank holding company. Its sole subsidiary is Fidelity Bank. The bank operates offices in Wayne, Oakland, Macomb and Washtenaw Counties in the State of Michigan. Its common shares trade on the Nasdaq Global Market under the symbol DEAR.
Contact: Michael J. Ross, President & CEO or Jeffrey L. Karafa, CFO at (313) 565-5700.

Forward-Looking Statements
This press release contains forward-looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and about the Corporation and the Bank. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. The Corporation undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise.
Future Factors include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies, trends in customer behavior as well as their ability to repay loans; and changes in the national and local economy. These are representative of the Future Factors and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(Dollars, in thousands)	09/30/07	12/31/06	09/30/06

ASSETS
Cash and cash equivalents
Cash and due from banks	$14,929	$5,824	$8,975
Federal funds sold	7,031	64,198	9,093
Interest bearing deposits with banks	100	8	52

Total cash and cash equivalents	22,060	70,030	18,120

Mortgage loans held for sale	384	1,823	1,096
Securities, available for sale	10,640	5,878	5,837
Federal Home Loan Bank stock	1,927	1,288	1,290
Loans
Loans	945,622	756,420	741,030
Allowance for loan loss	(10,309)	(7,775)	(7,615)

Net loans	935,313	748,645	733,415

Premises and equipment, net	23,043	14,293	14,173
Real estate owned	3,338	52	52
Goodwill	34,029	5,473	5,473
Other intangible assets	11,550	2,041	2,103
Accrued interest receivable	4,258	3,337	2,868
Other assets	5,416	3,071	3,372

Total assets	$1,051,958	$855,931	$787,799

LIABILITIES
Deposits
Non-interest bearing deposits	$92,770	$53,065	$54,292
Interest bearing deposits	768,764	580,151	596,819

Total deposits	861,534	633,216	651,111

Other liabilities
Federal funds purchased	0	37,300	10,200
Securities sold under agreements to repurchase	491	619	631
Federal Home Loan Bank advances	36,429	25,561	25,561
Other liabilities	619	516	421
Accrued interest payable	3,361	3,734	2,508
Subordinated debentures	10,000	10,000	10,000

Total liabilities	912,434	710,946	700,432

STOCKHOLDERS’ EQUITY
Common stock — 10,000,000 shares authorized, 8,471,913 shares at 09/30/07, 8,975,085 shares at 12/31/06; and 5,617,565 shares at 09/30/06	137,837	144,907	85,353
Retained earnings	1,675	84	2,025
Accumulated other comprehensive income (loss)	12	(6)	(11)

Total stockholders’ equity	139,524	144,985	87,367

Total liabilities and stockholders’ equity	$1,051,958	$855,931	$787,799

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)

	Three Months Ended		Nine Months Ended
(In thousands, except share and per share data)	09/30/07	09/30/06	09/30/07	09/30/06
Interest income
Interest on loans, including fees	$17,565	$13,505	$51,949	$38,129
Interest on securities, available for sale	160	204	501	519
Interest on federal funds	84	155	361	376
Interest on deposits with banks	42	6	84	152

Total interest income	17,851	13,870	52,895	39,176

Interest expense
Interest on deposits	8,663	6,332	24,687	16,783
Interest on other borrowings	497	467	1,808	1,100
Interest on subordinated debentures	190	225	655	635

Total interest expense	9,350	7,024	27,150	18,518

Net interest income	8,501	6,846	25,745	20,658
Provision for loan losses	4,060	470	4,966	782

Net interest income after provision for loan losses	4,441	6,376	20,779	19,876

Non-interest income
Service charges on deposit accounts	290	184	939	507
Fees for other services to customers	29	12	98	38
Gain on the sale of loans	34	(8)	135	102
Write-down of real estate	(496)	—	(596)	—
Gain (loss) on the sale of real estate	—	—	—	(103)
Gain (loss) on the sale of securities	—	9	—	9
Other income	39	13	122	32

Total non-interest income	(104)	210	698	585

Non-interest expenses
Salaries and employee benefits	3,137	2,637	9,791	7,514
Occupancy and equipment expense	903	602	2,748	1,827
Intangible expense	240	63	912	188
Advertising and marketing	119	138	339	339
Stationery and supplies	124	124	480	285
Professional services	301	220	787	578
Data processing	114	124	442	380
Other operating expenses	553	306	1,558	914

Total non-interest expenses	5,491	4,214	17,057	12,025

Income (loss) before income tax provision (benefit)	(1,154)	2,372	4,420	8,436
Income tax provision (benefit)	(299)	807	1,652	2,869

Net income (loss)	($855)	$1,565	$2,768	$5,567

Per share data:
Net income (loss) — basic	($0.10)	$0.26	$0.32	$0.93
Net income (loss) — diluted	($0.10)	$0.25	$0.31	$0.89

Weighted average number of shares outstanding — basic	8,510,207	5,927,333	8,692,562	5,966,112
Weighted average number of shares outstanding — diluted	8,510,207	6,238,365	8,935,941	6,278,024

DEARBORN BANCORP, INC. AND SUBSIDIARY
ASSET QUALITY DATA

(Dollars, in thousands)	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006
Loans over 90 days past due and still accruing	$2,673	$2,217	$3,858	$2,101	$189
Non-accrual loans	17,297	14,941	9,274	5,560	4,602

Total non-performing loans	19,970	17,158	13,132	7,661	4,791
Real estate owned and other repossessed assets	3,338	3,008	3,157	54	52

Total non-performing assets	$23,308	$20,166	$16,289	$7,715	$4,843

Net charge-offs (Year to date)	$4,135	$435	$441	($24)	($25)
Allowance for loan losses	10,309	9,949	9,647	7,775	7,615
ASSET QUALITY RATIOS

	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006

Non-accrual loans to total loans	1.83%	1.58%	0.99%	0.74%	0.62%
Non-performing loans to total loans	2.11%	1.81%	1.40%	1.01%	0.65%
Non-performing assets to total assets	2.22%	1.93%	1.56%	0.90%	0.61%
Loans over 90 days past due and still accruing to total loans	0.28%	0.23%	0.41%	0.28%	0.03%
Net charge-offs to average loans, YTD	0.44%	0.05%	0.05%	0.00%	0.00%
Allowance for loan losses to non-performing loans	51.62%	57.98%	73.46%	101.49%	158.94%
Allowance for loan losses to non-performing assets	44.23%	49.34%	59.22%	100.78%	157.24%
Allowance for loan losses to total loans	1.09%	1.05%	1.03%	1.03%	1.03%

DEARBORN BANCORP, INC. AND SUBSIDIARY
NON-GAAP OPERATING EARNINGS INFORMATION

	Quarter Ended
(Dollars, in thousands except share and per share data)	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006

Income (loss) from continuing operations	($855)	$2,005	$1,618	$2,252	$1,565

Add: Non-recurring merger expenses	99	131	222	0	0
Tax effect	(34)	(45)	(75)	0	0

After-tax non operating items	65	86	147	0	0

Core operating income (loss)	($790)	$2,091	$1,765	$2,252	$1,565

	Quarter Ended
	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006

Core operating income (loss)	($790)	$2,091	$1,765	$2,252	$1,565

Add: Amortization of intangible assets	240	336	336	63	63
Tax effect	(82)	(114)	(114)	(21)	(21)

After-tax non operating items	158	222	222	42	42

Cash operating income (loss)	($632)	$2,312	$1,985	$2,294	$1,607

Dollars

	Quarter Ended
	9/30/2007	9/30/2006

Income (loss) from continuing operations	($855)	$1,565
After-tax non-recurring merger expenses	65	0

Core operating income (loss)	(790)	1,565
After tax amortization of intangible assets	158	42

Cash operating income (loss)	($631)	$1,607

Basic EPS

	Quarter Ended
	9/30/2007	9/30/2006

Income (loss) from continuing operations	($0.10)	$0.26
After-tax non-recurring merger expenses	$0.01	$0.00

Core operating income (loss)	($0.09)	$0.26
After tax amortization of intangible assets	$0.02	$0.01

Cash operating income (loss)	($0.07)	$0.27

Diluted EPS

	Quarter Ended
	9/30/2007	9/30/2006

Income (loss) from continuing operations	($0.10)	$0.25
After-tax non-recurring merger expenses	$0.01	$0.00

Core operating income (loss)	($0.09)	$0.25
After tax amortization of intangible assets	$0.02	$0.01

Cash operating income (loss)	($0.07)	$0.26

Weighted average shares outstanding — basic	8,510,207	5,927,333
Weighted average shares outstanding — diluted	8,510,207	6,238,365

DEARBORN BANCORP, INC. AND SUBSIDIARY
TANGIBLE ASSETS & EQUITY

	Quarter Ended
(Dollars, in thousands)	9/30/2007	9/30/2006

Average GAAP equity	$143,104	$87,548

Goodwill	33,403	5,473
Other intangible assets	12,328	2,138
Deferred taxes	(875)	(210)

	44,856	7,401

Average tangible equity	$98,248	$80,147

	Quarter Ended
	9/30/2007	9/30/2006

Average GAAP assets	$1,052,185	$774,729

Goodwill	33,403	5,473
Other intangible assets	12,328	2,138
Deferred taxes	(875)	(210)

	44,856	7,401

Average tangible assets	$1,007,329	$767,328

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	Quarter Ended
(Dollars, in thousands)	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
ASSETS
Cash and cash equivalents
Cash and due from banks	$14,929	$13,621	$15,720	$5,824	$8,975
Federal funds sold	7,031	3,392	8,956	64,198	9,093
Interest bearing deposits with banks	100	104	59	8	52

Total cash and cash equivalents	22,060	17,117	24,735	70,030	18,120

Mortgage loans held for sale	384	1,136	582	1,823	1,096
Securities, available for sale	10,640	11,039	10,554	5,878	5,837
Federal Home Loan Bank stock	1,927	1,927	1,927	1,288	1,290
Loans
Loans	945,622	945,554	938,510	756,420	741,030
Allowance for loan loss	(10,309)	(9,949)	(9,647)	(7,775)	(7,615)

Net loans	935,313	935,605	928,863	748,645	733,415

Bank premises and equipment, net	23,043	23,268	23,376	14,293	14,173
Real estate owned	3,338	3,008	3,157	52	52
Goodwill	34,029	32,110	32,242	5,473	5,473
Other intangible assets	11,550	13,697	14,033	2,041	2,103
Accrued interest receivable	4,258	3,833	4,019	3,337	2,868
Other assets	5,416	3,464	2,497	3,071	3,372

Total assets	$1,051,958	$1,046,204	$1,045,985	$855,931	$787,799

LIABILITIES
Deposits
Non-interest bearing deposits	$92,770	$103,641	$99,923	$53,065	$54,292
Interest bearing deposits	768,764	727,090	748,113	580,151	596,819

Total deposits	861,534	830,731	848,036	633,216	651,111

Other liabilities
Federal funds purchased	0	21,200	0	37,300	10,200
Securities sold under agreements to repurchase	491	288	355	619	631
Federal Home Loan Bank advances	36,429	37,130	37,241	25,561	25,561
Other liabilities	619	757	650	516	421
Accrued interest payable	3,361	3,336	4,627	3,734	2,508
Subordinated debentures	10,000	10,000	10,000	10,000	10,000

Total liabilities	912,434	903,442	900,909	710,946	700,432

Total stockholders’ equity	139,524	142,762	145,076	144,985	87,367

Total liabilities and stockholders’ equity	$1,051,958	$1,046,204	$1,045,985	$855,931	$787,799

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED INCOME STATEMENT

	Quarter ended
(Dollars, in thousands)	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006

INTEREST INCOME
Interest on loans, including fees	$17,565	$17,259	$17,125	$14,192	$13,505
Interest on other earning assets	286	314	346	518	365

Total interest income	17,851	17,573	17,471	14,710	13,870

INTEREST EXPENSE
Interest on deposits	8,663	8,246	7,778	6,664	6,332
Interest on other liabilities	687	732	1,044	702	692

Total interest expense	9,350	8,978	8,822	7,366	7,024

Net interest income	8,501	8,595	8,649	7,344	6,846
Provision for loan loss	4,060	289	617	161	470

Net interest income after provision for loan loss	4,441	8,306	8,032	7,183	6,376

NON-INTEREST EXPENSE
Deposit service charges	319	346	372	202	196
Gain on the sale of loans	34	47	54	43	(8)
Loss on the write-down of real estate	(496)	(100)	0	0	0
Other	39	64	19	95	22

Total non-interest income	(104)	357	445	340	210

NON-INTEREST EXPENSE
Salaries and employee benefits	3,137	3,102	3,552	2,774	2,637
Occupancy and equipment expense	903	887	958	593	602
Other expense	1,451	1,590	1,477	833	975

Total non-interest expense	5,491	5,579	5,987	4,200	4,214

Income (loss) before income tax provision	(1,154)	3,084	2,490	3,323	2,372
Income tax provision (benefit)	(299)	1,079	872	1,071	807

Net income (loss)	($855)	$2,005	$1,618	$2,252	$1,565

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL DATA

	Quarter ended
(Dollars in thousands, except share and per share data)	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006

EARNINGS SUMMARY
Net interest income	$8,501	$8,595	$8,649	$7,344	$6,846
Provision for loan loss	$4,060	$289	$617	$161	$470
Total non-interest income	($104)	$357	$445	$340	$210
Total non-interest expense	$5,491	$5,579	$5,987	$4,200	$4,214
Income taxes	($299)	$1,079	$872	$1,071	$807
Net income (loss)	($855)	$2,005	$1,618	$2,252	$1,565
Basic earnings per share	($0.10)	$0.23	$0.18	$0.30	$0.26
Diluted earnings per share	($0.10)	$0.22	$0.18	$0.29	$0.25

MARKET DATA
Book value per share	$16.47	$16.57	$16.34	$16.15	$14.81
Tangible book value per share	$11.60	$11.35	$11.21	$15.34	$13.61
Market value per share	$12.91	$16.95	$17.49	$19.00	$22.65
Average basic common shares	8,510,207	8,769,939	8,898,058	7,579,147	5,927,333
Average diluted common shares	8,510,207	9,005,730	9,159,900	7,867,739	6,238,365
Period end common shares	8,471,913	8,614,819	8,876,368	8,975,085	5,898,420

PERFORMANCE RATIOS
Return on average assets	-0.32%	0.77%	0.63%	1.09%	0.80%
Return on average equity	-2.37%	5.59%	4.48%	7.43%	7.09%
Net interest margin (FTE)	3.48%	3.57%	3.65%	3.70%	3.88%
Efficiency ratio	61.75%	61.63%	65.83%	54.66%	59.72%

ASSET QUALITY
Net charge-offs (YTD)	$4,135	$435	$448	$1	$9
Nonperforming loans	$19,970	$17,158	$13,122	$7,661	$4,791
Other real estate	$3,338	$3,008	$3,157	$54	$52
Nonperforming loans to total loans	2.11%	1.81%	1.40%	1.01%	0.65%
Nonperforming assets to total assets	2.22%	1.93%	1.73%	1.02%	0.65%
Allowance for loan loss to total loans	1.09%	1.05%	1.03%	1.03%	1.03%

CAPITAL & LIQUIDITY
Average equity to average assets	13.60%	13.70%	14.06%	14.64%	11.30%
Tier 1 capital to risk weighted assets	10.48%	10.82%	11.08%	18.71%	11.69%
Total capital to risk weighted assets	11.52%	11.83%	12.06%	19.69%	12.69%
Loan to deposit ratio	109.76%	113.82%	110.67%	119.46%	113.81%
Loan to funding ratio	104.09%	105.14%	104.79%	107.04%	106.24%

END OF PERIOD BALANCES
Total portfolio loans	$945,622	$945,554	$938,510	$756,420	$741,030
Earning assets	$965,704	$963,152	$960,006	$827,792	$757,302
Total assets	$1,051,958	$1,046,204	$1,045,985	$855,931	$787,799
Deposits	$861,534	$830,731	$848,036	$633,216	$651,111
Total shareholders’equity	$139,524	$142,762	$145,076	$144,985	$87,367

AVERAGE BALANCES
Total portfolio loans	$946,012	$941,259	$936,288	$746,845	$715,783
Earning assets	$969,940	$966,056	$961,384	$794,448	$745,017
Total assets	$1,052,185	$1,049,655	$1,040,779	$821,381	$774,729
Deposits	$854,959	$849,221	$817,483	$649,220	$636,074
Total shareholders’equity	$143,104	$143,825	$146,370	$120,243	$87,548